January 6, 1997


                        SUPPLEMENT TO THE PROSPECTUS OF:

                               PIONEER INCOME FUND
                              DATED APRIL 29, 1996


IV.  MANAGEMENT OF THE FUND

Each domestic fixed income portfolio managed by PMC, including the Fund, is overseen by the Domestic Fixed Income Portfolio Committee, which consists of PMC's most senior domestic fixed income professionals. The committee is chaired by Mr. David Tripple, PMC's President and Chief Investment Officer and Executive Vice President of each of the Pioneer mutual funds. Mr. Tripple joined PMC in 1974 and has had general responsibility of PMC's investment operations and specific portfolio assignments for over five years. Fixed income investments at PMC, including those made on behalf of the Fund, are under the general supervision of Mr. Sherman Russ, a Senior Vice President of PMC. Mr. Russ joined PMC in 1983. Effective January 2, 1997, Mr. William C. Field is the investment manager primarily responsible for the day-to-day management of the Fund. Mr. Field joined PMC in 1991 as a research analyst and has served as an assistant portfolio manager for certain institutional accounts since January 1996.




0197-3895
(C) Pioneer Funds Distributor, Inc.